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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 5, 2002

                                   ----------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-16455                76-0655566
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                 1111 LOUISIANA
                 HOUSTON, TEXAS                                     77002
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                                   ----------



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ITEM 5. OTHER EVENTS.

         On September 5, 2002, CenterPoint Energy, Inc. (d/b/a Reliant Energy, Incorporated) announced that its Board of Directors had declared a distribution of all of the shares of Reliant Resources, Inc. common stock owned by CenterPoint Energy to its common shareholders on a pro rata basis. The distribution will be made on September 30, 2002 to shareholders of record of CenterPoint Energy, Inc. common stock as of the close of business on September 20, 2002, the record date for the distribution. A copy of CenterPoint Energy's press release announcing the distribution is furnished with this Current Report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Press Release Issued by CenterPoint Energy on September 5, 2002



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELIANT RESOURCES, INC.



     Date: September 5, 2002           By: /s/ Hugh Rice Kelly
                                          --------------------------------------
                                          Hugh Rice Kelly
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                 EXHIBIT DESCRIPTION
-------                                -------------------
 99.1            Press Release Issued by CenterPoint Energy on September 5, 2002